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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K
                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934


     Date of report (Date of earliest event reported)     January 20, 2006
                                                       -------------------------

                         A.C. Moore Arts & Crafts, Inc.
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             (Exact name of registrant as specified in its charter)



   Pennsylvania                           000-23157              22-3527763
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(State or other jurisdiction       (Commission File Number)    (IRS Employer
of incorporation)                                            Identification No.)

             130 A.C. Moore Drive, Berlin, NJ                      08009
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         (Address of principal executive offices)               (Zip Code)

Registrant's telephone number, including area code  (856) 768-4930
                                                    --------------

                                 Not Applicable
   --------------------------------------------------------------------------
         (Former name or former address, if changed since last report.)


     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 2.02         RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

         On January 20, 2006, the Registrant issued a press release. A copy of the press release is furnished as Exhibit 99.1 to this Current Report.

         The press release includes (1) projected earnings per share which excludes the effect of accounting for stock based compensation and (2) a net income growth ratio which excludes the effect of accounting for stock based compensation, which are each non-GAAP financial measures. For purposes of SEC Regulation G, a non-GAAP financial measure is a numerical measure of a registrant's historical or future financial performance, financial position or cash flows that excludes amounts, or is subject to adjustments that have the effect of excluding amounts, that are included in the most directly comparable financial measure calculated and presented in accordance with GAAP in the statement of operations, balance sheet or statement of cash flows (or equivalent statements) of the registrant; or includes amounts, or is subject to adjustments that have the effect of including amounts, that are excluded from the most directly comparable financial measure so calculated and presented. In this regard, GAAP refers to generally accepted accounting principles in the United States of America.

         Management uses (1) projected earnings per share without the effect of accounting for stock based compensation and (2) a net income growth ratio which excludes the effect of accounting for stock based compensation, as financial measures to assess the performance of the Registrant's business. Management also believes that providing this information to investors assists investors in analyzing and benchmarking the performance and value of the Registrant's business.

ITEM 9.01         FINANCIAL STATEMENTS AND EXHIBITS.

(a)      Financial statements of businesses acquired.

         Not applicable.

(b)      Pro forma financial information.

         Not applicable.

(c)      Exhibits.

         The following exhibit is filed herewith:

         Exhibit No.                Description
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         99.1                       Press release dated January 20, 2006.




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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                        A.C. MOORE ARTS & CRAFTS, INC.



Date: January 20, 2006                  By:  /s/ Leslie H. Gordon
                                             -----------------------------------
                                             Name:  Leslie H. Gordon
                                             Title: Executive Vice President and
                                                    Chief Financial Officer








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                                  EXHIBIT INDEX
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Exhibit No.                Description
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99.1                       Press release dated January 20, 2006.